Exhibit 10.12

THIRD AMENDMENT TO LEASE

I. PARTIES AND DATE.

     This Third Amendment to Lease (the “Amendment”) dated December 19, 2003, is by and between THE IRVINE COMPANY (“Landlord”), and BROADCOM CORPORATION, a California corporation (“Tenant”).

II. RECITALS.

     On August 7, 1998, Landlord and Tenant entered into a lease for space in buildings located at 16215 Alton Parkway (“Building A”) and 16205 Alton Parkway (“Building B”) (collectively, the ‘Premises”), which Lease was amended by a First Amendment to Lease dated August 27, 1999, wherein approximately 39,134 rentable square feet of space located at 16225 Alton Parkway (“Suite 200”) was added to the Premises, and by a Second Amendment to Lease dated December 10, 1999 wherein approximately 39,134 rentable square feet of space located at 16225 Alton Parkway (“Suite 100”) was added to the Premises (as amended, the “Lease”).

     Landlord and Tenant each desire to modify the Lease to extend the Lease Term, to adjust the Basic Rent, and to make such other modifications as are set forth in “III. MODIFICATIONS” next below.

III. MODIFICATIONS.

     A. Basic Lease Provisions. The Basic Lease Provisions are hereby amended as follows:

     1. Item 5 is hereby deleted in its entirety and substituted therefore shall be the following:

“5. Lease Term: The Term of this Lease shall expire at midnight on June 30, 2006”

     2. Item 6 is hereby amended by adding the following:

“Basic Rent: Commencing January 1, 2006, the Basic Rent shall be Three Hundred Eighty Thousand Five Hundred Twenty-Six Dollars ($380,526.00) per month, based on $1.65 per rentable square foot.

     3. Item 12 is hereby amended by deleting Landlord’s address for payments and notices and substituted therefor shall be the following:

“12. Address for Payments and Notices:

LANDLORD THE IRVINE COMPANY dba Office Properties 8105 Irvine Center Drive, Suite 300 Irvine, CA 92618 Attn: Vice President, Operations, Technology Portfolio

with a copy of notices to:

THE IRVINE COMPANY dba Office Properties 8105 Irvine Center Drive, Suite 300 Irvine, CA 92618 Attn: Senior Vice President, Operations Office Properties”

     B. Acceptance of Premises. Tenant acknowledges that the lease of the Premises pursuant to this Amendment shall be on an “as-is” basis without further obligation on Landlord’s part as to improvements whatsoever, except for Landlord’s maintenance and repair obligations set forth in the Lease.

IV. GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding between Landlord and Tenant with respect to the modifications set forth in “III. MODIFICATIONS” above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Tenant is a corporation or partnership, or is comprised of either or both of them, the individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys’ Fees. The provisions of the Lease respecting payment of attorneys’ fees shall also apply to this Amendment.

V. EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in “I. PARTIES AND DATE.” above.

LANDLORD:	TENANT:

THE IRVINE COMPANY	BROADCOM CORPORATION, a California corporation

By /s/ CLARENCE W. BARKER	By /s/ WILLIAM J. RUEHLE
Name Clarence W. Barker Title Executive Vice President Officer	Name William J Ruehle Title Vice President & Chief Financial Officer

By: /s/ DONALD S. MCNUTT Name Donald S. NcNutt, Senior Vice President Title Leasing, Office Properties	By: Name Title